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                               VERTEX ALL CAP FUND
                            VERTEX U.S. ALL CAP FUND
                             VERTEX CONTRARIAN FUND

                            SUPPLEMENT TO PROSPECTUS




         The Funds' prospectus states that MFS intends to waive its right to receive management fees from each Fund until April 30, 1999, and that commencing May 1, 1999, each Fund will pay management fees to MFS.

         MFS will continue to waive its right to receive management fees from each Fund on and after May 1, 1999. This waiver will continue for an indefinite period and may be terminated at any time at MFS' discretion.





                  The date of the Supplement is April 16, 1999